Quarterly Holdings Report
for
Fidelity® Series Canada Index Fund
July 31, 2026
XCS-NPRT3-0926
1.9922449.100
Common Stocks - 99.7%
	Shares	Value ($)
BRAZIL - 1.6%
Materials - 1.6%
Metals & Mining - 1.6%
Wheaton Precious Metals Corp	48,047	5,226,099
CANADA - 96.4%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.4%
BCE Inc	32,857	712,759
TELUS Corp	54,515	520,320
		1,233,079
Wireless Telecommunication Services - 0.4%
Rogers Communications Inc Class B	38,590	1,306,475
TOTAL COMMUNICATION SERVICES		2,539,554
Consumer Discretionary - 3.1%
Automobile Components - 0.6%
Magna International Inc	27,574	1,891,047
Broadline Retail - 1.4%
Canadian Tire Corp Ltd Class A	5,077	740,988
Dollarama Inc	28,859	3,931,380
		4,672,368
Hotels, Restaurants & Leisure - 0.8%
Restaurant Brands International Inc	33,972	2,512,549
Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear Inc	18,613	1,030,330
TOTAL CONSUMER DISCRETIONARY		10,106,294
Consumer Staples - 3.4%
Consumer Staples Distribution & Retail - 3.2%
Alimentation Couche-Tard Inc	72,867	4,730,625
Empire Co Ltd Class A	12,114	443,392
George Weston Ltd	15,962	1,192,951
Loblaw Cos Ltd	58,587	2,750,373
Metro Inc/CN	20,102	1,336,166
		10,453,507
Food Products - 0.2%
Saputo Inc	25,722	723,486
TOTAL CONSUMER STAPLES		11,176,993
Energy - 17.9%
Oil, Gas & Consumable Fuels - 17.9%
ARC Resources Ltd	59,913	1,433,023
Cameco Corp	46,075	3,976,284
Canadian Natural Resources Ltd	220,705	10,513,735
Cenovus Energy Inc	139,494	4,206,164
Enbridge Inc	230,854	12,561,646
Imperial Oil Ltd	15,350	1,990,129
Keyera Corp	29,854	1,268,397
Pembina Pipeline Corp	61,499	3,006,842
Suncor Energy Inc	125,584	8,433,483
TC Energy Corp	110,169	7,418,735
Tourmaline Oil Corp	38,901	1,717,988
Whitecap Resources Inc	128,429	1,515,295
TOTAL ENERGY		58,041,721
Financials - 41.1%
Banks - 29.1%
Bank of Montreal	72,853	13,068,691
Bank of Nova Scotia/The	130,439	11,442,083
Canadian Imperial Bank of Commerce	97,158	11,507,732
National Bank of Canada	40,975	6,627,728
Royal Bank of Canada	147,888	30,953,253
Toronto Dominion Bank	175,235	21,005,450
		94,604,937
Capital Markets - 3.8%
Brookfield Asset Management Ltd Class A	34,666	1,676,857
Brookfield Corp Class A	211,307	8,980,755
IGM Financial Inc	8,646	537,564
TMX Group Ltd	29,314	1,071,477
		12,266,653
Insurance - 8.2%
Fairfax Financial Holdings Ltd Subordinate Voting Shares	2,000	3,349,231
Great-West Lifeco Inc	26,302	1,743,773
iA Financial Corp Inc	9,535	1,409,794
Intact Financial Corp	18,787	3,688,784
Manulife Financial Corp	177,412	7,879,353
Power Corp of Canada Subordinate Voting Shares	56,565	3,865,554
Sun Life Financial Inc	58,604	4,862,311
		26,798,800
TOTAL FINANCIALS		133,670,390
Industrials - 8.9%
Aerospace & Defense - 0.9%
Bombardier Inc Class B (c)	8,853	2,132,905
CAE Inc (c)	30,644	790,446
		2,923,351
Commercial Services & Supplies - 1.0%
Element Fleet Management Corp	42,101	944,821
RB Global Inc	19,672	2,157,697
		3,102,518
Construction & Engineering - 1.1%
AtkinsRealis Group Inc	17,312	1,073,039
Stantec Inc	12,069	851,722
WSP Global Inc	14,265	1,742,816
		3,667,577
Ground Transportation - 5.1%
Canadian National Railway Co	54,750	6,961,649
Canadian Pacific Kansas City Ltd	94,408	8,385,836
TFI International Inc	8,261	1,116,061
		16,463,546
Professional Services - 0.4%
Thomson Reuters Corp	13,843	1,357,984
Trading Companies & Distributors - 0.4%
Toromont Industries Ltd	8,627	1,297,695
TOTAL INDUSTRIALS		28,812,671
Information Technology - 8.0%
Electronic Equipment, Instruments & Components - 1.2%
Celestica Inc (c)	12,165	4,025,380
IT Services - 5.2%
CGI Inc Class A	19,905	1,456,969
Shopify Inc Class A (c)	129,724	15,192,843
		16,649,812
Software - 1.6%
Constellation Software Inc/Canada	2,130	4,562,805
Descartes Systems Group Inc/The (c)	9,102	683,567
		5,246,372
TOTAL INFORMATION TECHNOLOGY		25,921,564
Materials - 10.4%
Chemicals - 1.1%
Nutrien Ltd	50,908	3,513,827
Containers & Packaging - 0.3%
CCL Industries Inc Class B	15,325	1,016,127
Metals & Mining - 9.0%
Agnico Eagle Mines Ltd/CA	53,823	7,814,001
Alamos Gold Inc Class A	44,434	1,234,903
Barrick Mining Corp	177,266	6,505,928
Equinox Gold Corp	114,052	1,021,859
Franco-Nevada Corp	20,400	4,340,048
Kinross Gold Corp	126,714	2,921,423
Lundin Gold Inc	10,230	572,780
Pan American Silver Corp	44,638	1,921,996
Teck Resources Ltd Class B	48,443	2,915,185
		29,248,123
TOTAL MATERIALS		33,778,077
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
FirstService Corp Subordinate Voting Shares	4,379	616,843
Utilities - 2.6%
Electric Utilities - 1.9%
Emera Inc	32,059	1,713,122
Fortis Inc/Canada	53,686	3,056,064
Hydro One Ltd (a)(b)	34,903	1,454,032
		6,223,218
Gas Utilities - 0.4%
AltaGas Ltd	32,937	1,310,572
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp Class A	14,627	488,105
Multi-Utilities - 0.2%
Canadian Utilities Ltd Class A	13,596	540,407
TOTAL UTILITIES		8,562,302
TOTAL CANADA		313,226,409
CHILE - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Lundin Mining Corp	72,333	1,790,975
CONGO DEMOCRATIC REPUBLIC OF - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Ivanhoe Mines Ltd Class A (c)	82,983	596,097
UNITED STATES - 0.3%
Industrials - 0.3%
Commercial Services & Supplies - 0.3%
GFL Environmental Inc Subordinate Voting Shares	25,876	1,068,561
ZAMBIA - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
First Quantum Minerals Ltd (c)	72,819	2,018,580
TOTAL COMMON STOCKS (Cost $315,682,365)		323,926,721

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $582,096)	3.69	581,982	582,098

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $316,264,461)	324,508,819
NET OTHER ASSETS (LIABILITIES) - 0.2% (d)	547,709
NET ASSETS - 100.0%	325,056,528

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
TME S&P/TSX 60 Index Contracts (Canada)	4	9/2026	1,189,571	11,378

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,454,032 or 0.4% of net assets.

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,454,032 or 0.4% of net assets.

(c)	Non-income producing.
(d)	Includes $92,916 of cash collateral to cover margin requirements for futures contracts.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	-	304,523,317	303,941,214	32,542	(7)	2	582,098	581,982
	-	304,523,317	303,941,214	32,542	(7)	2	582,098

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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